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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2003



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                        0-27166                          41-1641815
(State of other jurisdiction       (Commission File No.)         (IRS Employer Identification
     of incorporation)                                                      Number)


           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 707-5600

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2003 we announced our results for the fiscal quarter ended June 30, 2003. Our press release is attached to this report as Exhibit 99.1.

Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release dated July 24, 2003




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 24, 2003                        XATA CORPORATION



                                             By:      /s/ John G. Lewis
                                                 -------------------------------
                                                 John G. Lewis, Chief Financial
                                                 Officer (Principal accounting
                                                 and financial officer) and
                                                 Authorized Signatory




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